UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 24, 2007

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                              Calibre Energy, Inc.
                              --------------------

             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


        000-50830                                    88-0343804
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 (Commission File Number)               (I.R.S. Employer Identification No.)
1667 K St., NW, Ste. 1230


       Washington, DC                                   20006
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (202) 223-4401


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     Calibre Energy, Inc. ("Calibre", "the Company") today announced that due to the delay in the filing of its Annual Report on Form 10-K for the year ended December 31, 2006, it received a letter dated April 18, 2007 from The NASD indicating that the Company's common stock is subject to delisting pursuant to NASD Rule 6530 unless the delinquency has been received by the Securities and Exchange Commission by 5:30 EST on May 18, 2007. NASD Rule 6530 require the Company to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934.

Calibre's OTC ticker symbol has been appended with a temporary additional "E" which signifies the Company's delinquent status.

The Company has been delayed beyond the April 17, 2007 extended filing date prescribed by Rule 12b-25 as it awaits completion of its 2006 annual audit.

The Company expects to file its Form 10-K, upon completion of the audit, before the NASD's May 18th deadline.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CALIBRE ENERGY, INC.


Date:    April 26, 2007     By:/s/ Prentis B. Tomlinson, Jr.
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                               Name: Prentis B. Tomlinson, Jr.,
                                     Chairman, President and CEO